                                                                    EXHIBIT 99.3

             CONFIDENTIAL -- FOR USE OF THE SECURITIES AND EXCHANGE
                                COMMISSION ONLY

                             PENTEGRA DENTAL GROUP

    The undersigned hereby appoints James M. Powers, Jr., D.D.S. and Sam H. Carr, and each and either of them, proxies for the undersigned with full power of substitution, to vote as designated herein all of the shares of PENTEGRA DENTAL GROUP, INC. (the "Company") owned by the undersigned at the Special Meeting of Stockholders to be held at PENTEGRA DENTAL GROUP, 2999 North 49th
Street, Suite 650, Phoenix, Arizona 85018 on       ,           27, 1999 at 10:00
a.m., local time, and at any adjournment thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

    THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, A SIGNED PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 2.

1. Proposal to approve and adopt the Agreement and Plan of Merger dated as of March 12, 1999 by and among Pentegra Dental Group, Inc., Special Omega Acquisition Corporation, Omega Orthodontics, Inc., Robert J. Schulhof, C. Joel Glovsky, David T. Grove, Dean C. Bellavia and Floyd V. Elliott.

                    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                    [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, write that person's name is the space provided below.)

--------------------------------------------------------------------------------
                     PLEASE DATE AND SIGN ON REVERSE SIDE.

             CONFIDENTIAL -- FOR USE OF THE SECURITIES AND EXCHANGE
                                COMMISSION ONLY

    The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Stockholders and a copy of the Proxy Statement/Prospectus
for Special Meeting of Stockholders, each dated           , 1999, describing
more fully the proposal set forth hereinabove.

                                             -----------------------------------

                                             -----------------------------------
                                               Signature(s) of stockholder(s)

                                             Please date and sign name exactly
                                             as it appears hereon, Executors,
                                             administrators, trustees, etc.
                                             should so indicate when signing. If
                                             the stockholder is a corporation,
                                             the full corporate name should be
                                             inserted and this proxy card signed
                                             by an officer of the corporation,
                                             indicating his title.

             CONFIDENTIAL -- FOR USE OF THE SECURITIES AND EXCHANGE
                                COMMISSION ONLY

                            OMEGA ORTHODONTICS, INC.

    The undersigned hereby appoints Edward Mulherin and Peter Wexler, and each and either of them, proxies for the undersigned with full power of substitution, to vote as designated herein all of the shares of OMEGA ORTHODONTICS, INC. (the "Company") owned by the undersigned at the Special Meeting of Stockholders to be held at OMEGA ORTHODONTICS, INC., 374 Congress Street, Suite 407, Boston, Massachusetts 02210 on June 30, 1999 at 1:00 p.m., local time, and at any adjournment thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

    THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, A SIGNED PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 2.

1. Proposal to approve and adopt the Agreement and Plan of Merger dated as of March 12, 1999 by and among Pentegra Dental Group, Inc., Special Omega Acquisition Corporation, Omega Orthodontics, Inc., Robert J. Schulhof, C. Joel Glovsky, David T. Grove, Dean C. Bellavia and Floyd V. Elliott.
   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, write that person's name is the space provided below.)

--------------------------------------------------------------------------------
                     PLEASE DATE AND SIGN ON REVERSE SIDE.

             CONFIDENTIAL -- FOR USE OF THE SECURITIES AND EXCHANGE
                                COMMISSION ONLY

    The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Stockholders and a copy of the Proxy Statement/Prospectus
for Special Meeting of Stockholders, each dated May   , 1999, describing more
fully the proposals set forth hereinabove.

                                             -----------------------------------

                                             -----------------------------------
                                               Signature(s) of stockholder(s)

                                             Please date and sign name exactly
                                             as it appears hereon, Executors,
                                             administrators, trustees, etc.
                                             should so indicate when signing. If
                                             the stockholder is a corporation,
                                             the full corporate name should be
                                             inserted and this proxy card signed
                                             by an officer of the corporation,
                                             indicating his title.